                                                                    EXHIBIT 24.1

                      WILLIAMS HOLDINGS OF DELAWARE, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS HOLDINGS OF DELAWARE, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint J. FURMAN LEWIS, BOBBY E. POTTS and DAVID M. HIGBEE their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-3 for the registration of debt securities of Williams with an initial aggregate offering price not to exceed four hundred million dollars ($400,000,000), and any and all amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

     THAT the undersigned Williams does hereby constitute and appoint J. FURMAN LEWIS, BOBBY E. POTTS and DAVID M. HIGBEE its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

     Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

     IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 9th day of October, 1995.

            /s/  KEITH E. BAILEY                           /s/  JACK D. McCARTHY
       -------------------------------                  -----------------------------
               Keith E. Bailey                                 Jack D. McCarthy
      Chairman of the Board, President                       Senior Vice President
         and Chief Executive Officer                     (Principal Financial Officer)
        (Principal Executive Officer)                            and Director

            /s/  GARY R. BELITZ                         /s/  JOHN C. BUMGARNER, JR.
       -------------------------------                  -----------------------------
               Gary R. Belitz                               John C. Bumgarner, Jr.
                 Controller                                        Director
       (Principal Accounting Officer)

          /s/  STEPHEN L. CROPPER                         /s/  LLOYD A. HIGHTOWER
       -------------------------------                  -----------------------------
             Stephen L. Cropper                               Lloyd A. Hightower
                  Director                                         Director

            /s/  HENRY C. HIRSCH                             /s/  HOWARD E. JANZEN
       -------------------------------                  -----------------------------
               Henry C. Hirsch                                 Howard E. Janzen
                  Director                                         Director

                                            WILLIAMS HOLDINGS OF DELAWARE, INC.

                                            By    /s/  JAMES R. HERBSTER
                                                  ------------------------
                                                      James R. Herbster
                                                    Senior Vice President
ATTEST:

      /s/  DAVID M. HIGBEE
      ---------------------
          David M. Higbee
             Secretary